Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Toro Company (the “Company”) on Form 10-Q for the quarterly period ended May 4, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael J. Hoffman, President and Chief Executive Officer of the Company, and Stephen P. Wolfe, Vice President Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael J. Hoffman
Michael J. Hoffman
President and Chief Executive Officer
June 11, 2007

 /s/ Stephen P. Wolfe
Stephen P. Wolfe
Vice President Finance and
Chief Financial Officer
June 11, 2007